COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                               [GRAPHIC OMITTED]

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                               COHEN & STEERS
                               --------------
                             EQUITY INCOME FUND

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                             ------------------
                             SEMI-ANNUAL REPORT
                               JUNE 30, 2000

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

July 20, 2000

To Our Shareholders:

    We are pleased to submit to you the semi-annual report for Cohen & Steers Equity Income Fund, Inc. for the quarter and six months ended June 30, 2000. The net asset values per share at that date were $9.95, $9.86, and $9.85 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $9.95. In addition, a distribution of $0.17 per share was declared for shareholders of record on June 22, 2000 and paid on June 23, 2000 to all four classes of shares.

MIDYEAR REVIEW

    For the three months ended June 30, 2000, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 12.8% for Class A shares. Class B and C shares both returned 12.7% for the quarter.
Class I shares returned 13.1%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index* return of 10.5%. The Fund's total return for the six months ended June 30, 2000 was 14.2% for Class A shares. Class B shares and C shares both returned 13.8%. Class I shares returned 14.6%. The NAREIT Equity REIT Index return was 13.2%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    Stated simply, the first half of this year has been full of encouraging news and positive statistics for REIT investors. The group has made what we believe is a significant bottom and has registered its best absolute and relative returns in years. For example, the second quarter's absolute total return was the best since the third quarter of 1997, and relative to the major stock market averages, REITs turned in their best performance since the first quarter of 1993.

    This turnabout was precipitated by a host of technical and fundamental factors. In our view, it is clear now that REITs were substantially oversold by the end of last year, and therefore due for a bounce. In addition, the volatility and price decline in technology stocks, which had been the market standouts over the past two years, tilted investor sentiment more towards the stability offered by REITs. More important, in our opinion, was that the combination of strong underlying real estate fundamentals and exceptional valuations were just too compelling for investors to ignore any longer. REIT earnings grew at a healthy rate in the first quarter, surprising many Wall Street analysts and reflecting the continued strengthening of most property markets. Whereas most analysts were expecting average cash flow per share growth in the 7% range, the industry recorded average growth in the 9% range. Further, income growth for many companies with properties in the strongest markets actually reaccelerated in the first half of the year, soaring to the low-teens. As these earnings were reported, most realty stocks reacted very favorably.

    In the meantime, construction activity in nearly all property types peaked in the early part of the year and has since begun to decline substantially. Thus, it appears that the rally in REIT shares also reflects expectations for a continuation of what has been an ideal economic and financial market environment for property owners. Assuming that the Federal Reserve is successful in engineering an economic slowdown but with no recession, a so-called "soft landing," we would not expect to see a material rise in construction activity for the foreseeable future. This would enable property markets to continue to enjoy positive supply/demand conditions.

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                                       1



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

    Our current holdings reflect our favorable view of the Office, Industrial and Hotel sectors. Both the Office markets and the Industrial markets are currently enjoying a "landlord's market" where demand for space is equal to or greater than the supply. In this environment we expect rent growth at a rate greater than inflation. The Hotel sector continues to benefit from greater than anticipated demand and a decline in construction activity, as well as an extremely attractive valuation level. We are also maintaining our position in the Health Care sector. While some of this sector's leaders performed well in the first half, we expect continued improving performance as the senior care industry moves forward in its nascent recovery.

INVESTMENT OUTLOOK

    We believe that one of the strongest determinants of the direction of REIT share prices is the direction of the underlying property values, which in turn influences REIT net asset values (NAVs) per share. When the market expects property values and NAVs to rise, such as they did in the mid 1990's, REIT share prices can rise strongly and even sell at a premium to the then current NAVs. We believe that in the bear market of 1998-99, the reverse took place, whereby the market expected NAVs to decline, due to concerns about deflation and its impact on hard assets, as well as the prospect of increased construction at the tail end of the economic cycle. In short order, REITs began to trade at a meaningful discount from NAV. This expected decline in NAVs, however, never took place. The near-absence of capital in the REIT industry and the capital market discipline imposed on all property market participants effectively attenuated construction and development activity.

    Without capital, nearly all REITs were forced to adopt self-financing business plans and recycle capital through property sales in order to enhance shareholder value. Share buybacks became very common and, naturally, purchases of shares at a discount to NAV increased the NAV of the remaining shares. There continues to be nearly no new common equity financing in the industry. In the meantime, real estate fundamentals at the property level have remained very strong. The growing economy has caused the demand for space to exceed supply in many markets, and this has resulted in higher occupancy levels and stronger rent growth than nearly anyone could have imagined.

    Consequently, we believe that NAVs are on the rise once again. Current and prospective NAV growth is coming from several sources. If one assumes that the capitalization rates (earnings yield) for most property types remain unchanged, then property values should rise in line with operating income growth. Since we expect industry-wide growth in operating income of 6% this year, this would imply a commensurate growth in property values. Further, because most REITs employ fixed-rate debt financing, the growth in earnings and NAV per share is magnified. In addition, because of the inflation that has been experienced in land, materials and labor costs for the real estate industry, the replacement values for many properties are rising. If one adds to this the fact that many REITs own properties in prime locations that cannot be duplicated, it is easy to see the potential for continued value creation.

    One further factor that we would expect to have a material impact on REIT share valuations, and the Fund as well, is dividend yield. If the Federal Reserve is successful in slowing the growth of the economy, we would expect this ultimately to lead to a leveling off or even a reduction in long-term interest rates, as well as the yields on U.S. Treasury and high-grade corporate bonds. At the same time, investor sentiment for higher yielding or "junk" bonds has turned negative as the performance in this sector has deteriorated over the past few years. We

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                                       2



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

believe this could be beneficial overall for REITs, as yield-oriented investors look for other income producing alternatives. Moreover, since the percentage of cash flow that the average REIT is paying out to investors is at a historically low level, under our forecast REITs generally should continue to be able to maintain significant dividend income returns.

    Ironically, in what we consider to be a positive sign, the flow of money into real estate mutual funds has been remarkably low this year; less than $400 million flowed into the funds, whose total assets are about $8 billion. While this is a reversal of the outflows experienced last year, it is well below the levels experienced in the prior bull market. Considering the extraordinary relative performance of the sector during the first six months and the velocity at which capital flows in this day and age, we would have expected a much higher level of investor attention. The reason we find this encouraging is that this "quiet recovery", in our view, is typical of what many sectors experience at the beginning of a reversal and this may indicate that we are still in the early phases of this upturn.

    Nonetheless, the question most asked of us lately is "is it too late to invest in REITs?" While their strong absolute and relative performance clearly places REITs in a somewhat less undervalued position than they were six months ago, we believe the growth in earnings and asset values so far this year justifies much of their price appreciation. In addition, even after this price increase, relative to stocks, bonds and their own underlying asset values, we believe that REITs remain solidly undervalued. Thus, we remain optimistic about the future of REITs and will continue to seek attractive returns for our investors.

Sincerely,

             Martin Cohen               Robert H. Steers
             MARTIN COHEN               ROBERT H. STEERS
             President                  Chairman

                              Steven R. Brown
                              STEVEN R. BROWN
                              Portfolio Manager

--------------------------------------------------------------------------------
    Cohen & Steers is now online at www.cohenandsteers.com.
    Visit our website for daily NAVs, portfolio information,
    performance information, recent news articles, literature
    and insights on the REIT market.
--------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)

                                                       NUMBER OF      VALUE        DIVIDEND
                                                        SHARES      (NOTE 1)        YIELD*
                                                       ---------   -----------   ------------
EQUITIES                                     95.35%
  COMMON STOCK                               86.81%
    APARTMENT/RESIDENTIAL                    17.90%
         Apartment Investment & Management
           Co. -- Class A...........................     43,300    $ 1,872,725       6.47%
         Camden Property Trust......................    104,800      3,078,500       7.66
         Colonial Properties Trust..................     66,200      1,812,225       8.77
         Gables Residential Trust...................    109,600      2,829,050       8.21
         Home Properties of New York................    102,800      3,084,000       7.07
         Summit Properties..........................     87,800      1,843,800       8.33
         United Dominion Realty Trust...............    291,200      3,203,200       9.73
                                                                   -----------
                                                                    17,723,500
                                                                   -----------
    HEALTH CARE                               9.16%
         Health Care Property Investors.............    127,400      3,471,650      10.72
         Healthcare Realty Trust....................    142,400      2,429,700      13.01
         Nationwide Health Properties...............    195,300      2,721,994      13.20
       **Ventas.....................................    139,000        443,062         --
                                                                   -----------
                                                                     9,066,406
                                                                   -----------
    HOTEL                                     7.70%
         FelCor Lodging Trust.......................     96,300      1,781,550      11.89
         Host Marriott Corp. .......................    170,000      1,593,750       8.96
         Innkeepers USA.............................    105,900        966,337      12.27
         MeriStar Hospitality Corp. ................    156,500      3,286,500       9.62
                                                                   -----------
                                                                     7,628,137
                                                                   -----------
    INDUSTRIAL                                7.27%
         First Industrial Realty Trust..............    131,200      3,870,400       8.41
         Pacific Gulf Properties....................    132,900      3,330,806       7.02
                                                                   -----------
                                                                     7,201,206
                                                                   -----------
    OFFICE                                   19.69%
         Arden Realty Group.........................    134,300      3,156,050       7.91
         Brandywine Realty Trust....................    201,900      3,861,338       8.37
         CarrAmerica Realty Corp. ..................     88,700      2,350,550       6.98
         Crescent Real Estate Equities Co. .........    141,600      2,902,800      10.73
         Highwoods Properties.......................    139,800      3,355,200       9.25
         Mack-Cali Realty Corp. ....................    150,800      3,873,675       9.03
                                                                   -----------
                                                                    19,499,613
                                                                   -----------

                See accompanying notes to financial statements.
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                                       4



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                       NUMBER OF      VALUE        DIVIDEND
                                                        SHARES      (NOTE 1)        YIELD*
                                                       ---------   -----------   ------------
    OFFICE/INDUSTRIAL                        11.77%
         Duke-Weeks Realty Corp.....................     75,000    $ 1,678,125       6.97%
         Liberty Property Trust.....................    152,600      3,958,063       8.02
         Prentiss Properties Trust..................    126,200      3,028,800       8.08
         Prime Group Realty Trust...................     21,100        320,456       8.89
         Reckson Associates Realty Corp.
           --Class B................................    105,100      2,673,481       8.81
                                                                   -----------
                                                                    11,658,925
                                                                   -----------
    SELF STORAGE                              0.87%
         Storage USA................................     29,100        858,450       9.36
                                                                   -----------
    SHOPPING CENTER                          12.45%
      COMMUNITY CENTER                        4.03%
         First Washington Realty Trust..............     15,900        350,794       8.84
         Pan Pacific Retail Properties..............     55,100      1,108,887       8.35
         Philips International Realty Corp..........    145,500      2,528,062       8.69
                                                                   -----------
                                                                     3,987,743
                                                                   -----------
      REGIONAL MALL                           8.42%
         JP Realty..................................    113,100      2,014,594      10.78
         Macerich Co................................    104,400      2,303,325       9.25
         Simon Property Group.......................     79,900      1,772,781       9.10
         Taubman Centers............................    204,500      2,249,500       8.91
                                                                   -----------
                                                                     8,340,200
                                                                   -----------
         TOTAL SHOPPING CENTER......................                12,327,943
                                                                   -----------
             TOTAL COMMON STOCK (Identified
                cost -- $85,255,784)................                85,964,180
                                                                   -----------
  PREFERRED STOCK                             8.54%
         Apartment Investment & Management Co.,
           9.00%, Series C..........................     52,000      1,030,250      11.36
         Apartment Investment & Management Co.,
           9.375%, Series G.........................     64,000      1,332,000      11.24
         Camden Property Trust, $2.25, Series A
           (Convertible)............................     56,600      1,369,013       9.30
         CarrAmerica Realty Corp., 8.57%,
           Series B.................................     54,000      1,122,188      10.30
         Colonial Properties Trust, 8.75%,
           Series A.................................     78,700      1,716,644      10.04
         Crown American Realty Trust, 11.00%,
           Series A.................................      9,800        369,950      14.57
         Liberty Properties Trust, 8.80%,
           Series A.................................     25,700        536,488      10.54
         United Dominion Realty Trust, 9.25%,
           Series A.................................     42,950        982,481      10.10
                                                                   -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $8,910,855).................                 8,459,014
                                                                   -----------
             TOTAL EQUITIES (Identified
                cost -- $94,166,639)................                94,423,194
                                                                   -----------

                See accompanying notes to financial statements.
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                                       5



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                       PRINCIPAL       VALUE
                                                         AMOUNT      (NOTE 1)
                                                       ----------   -----------
  CORPORATE BOND                              1.36%
         #Macerich Co. 144A, Convertible, 7.25%,
           due 12/15/02 (Identified
           cost -- $1,290,277)......................   $1,520,000   $ 1,347,100
                                                                    -----------
  COMMERCIAL PAPER                            3.71%
         Tampa Electric Co., 6.81%, due 7/5/00
           (Identified cost -- $3,671,224)..........    3,674,000     3,671,224
                                                                    -----------
TOTAL INVESTMENTS (Identified
  cost -- $99,128,140) ..................... 100.42%                 99,441,518
LIABILITIES IN EXCESS OF OTHER ASSETS ......  (0.42)%                  (419,066)
                                             ------                 -----------

NET ASSETS ................................. 100.00%                $99,022,452
                                             ======                 ===========

---------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

** Non-income producing security.

 # Security is restricted subject to Rule 144A and trades infrequently. The Fund prices this security by obtaining a bid and ask price from two market makers on weekly basis. The average of the bid and ask prices is used as the security's price.

                See accompanying notes to financial statements.
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                                       6



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $99,128,140) (Note 1)........................  $ 99,441,518
    Cash....................................................           702
    Dividends and interest receivable.......................       743,951
    Receivable for fund shares sold.........................       101,831
    Receivable for investment securities sold...............         1,544
    Unamortized organization costs and other assets
       (Note 1).............................................        53,346
                                                              ------------
         Total Assets.......................................   100,342,892
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     1,020,842
    Payable for distribution fees...........................        74,486
    Payable to investment adviser...........................        59,264
    Payable for shareholder servicing fees..................        38,070
    Payable for fund shares redeemed........................        10,238
    Payable to administrator................................         1,781
    Other liabilities.......................................       115,759
                                                              ------------
         Total Liabilities..................................     1,320,440
                                                              ------------
NET ASSETS..................................................  $ 99,022,452
                                                              ============
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $107,417,558
    Distributions in excess of net investment income........      (253,610)
    Accumulated net realized loss on investments............    (8,454,874)
    Net unrealized appreciation on investments..............       313,378
                                                              ------------
                                                              $ 99,022,452
                                                              ============

                See accompanying notes to financial statements.
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                                       7



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                                 JUNE 30, 2000

CLASS A SHARES:
    NET ASSETS..............................................  $ 40,094,903
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................     4,029,102
                                                              ------------
    Net asset value and redemption value per share'D'.......  $       9.95
                                                              ============
    Maximum offering price per share
       ($9.95[div]0.955)'DD'................................  $      10.42
                                                              ============
CLASS B SHARES:
    NET ASSETS..............................................  $ 19,810,493
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................     2,008,763
                                                              ------------
    Net asset value and offering price per share'D'.........  $       9.86
                                                              ============
CLASS C SHARES:
    NET ASSETS..............................................  $ 27,349,135
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................     2,776,836
                                                              ------------
    Net asset value and offering price per share'D'.........  $       9.85
                                                              ============
CLASS I SHARES:
    NET ASSETS..............................................  $ 11,767,921
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................     1,183,115
                                                              ------------
    Net asset value, offering and redemption value per
       share................................................  $       9.95
                                                              ============

---------

'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

                See accompanying notes to financial statements.
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                                       8



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 3,250,365
    Interest income.........................................      197,766
                                                              -----------
         Total Income.......................................    3,448,131
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      287,099
    Distribution fees -- Class A (Note 2)...................       61,276
    Distribution fees -- Class B (Note 2)...................       39,155
    Distribution fees -- Class C (Note 2)...................       82,113
    Shareholder servicing fees -- Class A (Note 2)..........       15,662
    Shareholder servicing fees -- Class B (Note 2)..........       20,425
    Shareholder servicing fees -- Class C (Note 2)..........       27,371
    Administration and transfer agent fees (Note 2).........       60,950
    Professional fees.......................................       47,521
    Reports to shareholders.................................       46,729
    Registration and filing fees............................       27,515
    Directors' fees and expenses (Note 2)...................       17,023
    Amortization of organization expenses (Note 1)..........       12,112
    Custodian fees and expenses.............................       11,649
    Miscellaneous...........................................        9,955
                                                              -----------
         Total Expenses.....................................      766,555
                                                              -----------
    Reduction of expenses (Note 5)..........................      (12,595)
                                                              -----------
         Net Expenses.......................................      753,960
                                                              -----------
Net Investment Income.......................................    2,694,171
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................   (3,209,851)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................   11,472,742
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................    8,262,891
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $10,957,062
                                                              ===========

                See accompanying notes to financial statements.
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                                       9



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                   SIX MONTHS ENDED        FOR THE
                                                    JUNE 30, 2000         YEAR ENDED
                                                     (UNAUDITED)      DECEMBER 31, 1999
                                                   ----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income...................    $ 2,694,171         $ 4,642,104
         Net realized loss on investments........     (3,209,851)         (3,922,609)
         Net change in unrealized
            appreciation/(depreciation)
            on investments.......................     11,472,742          (5,152,246)
                                                     -----------         -----------
              Net increase/(decrease) in net
                assets resulting from
                operations.......................     10,957,062          (4,432,751)
                                                     -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A............................     (1,233,550)         (1,770,835)
              Class B............................       (624,792)           (763,543)
              Class C............................       (830,212)         (1,113,354)
              Class I............................       (259,227)           (119,317)
         Tax return of capital:
              Class A............................             --            (362,892)
              Class B............................             --            (156,256)
              Class C............................             --            (228,696)
              Class I............................             --             (23,720)
                                                     -----------         -----------
                   Total dividends and
                     distributions to
                     shareholders................     (2,947,781)         (4,538,613)
                                                     -----------         -----------
    Capital Stock Transactions (Note 4):
         Increase in net assets from Fund share
            transactions.........................     27,510,081          17,336,362
                                                     -----------         -----------
              Total increase in net assets.......     35,519,362           8,364,998
    Net Assets:
         Beginning of period.....................     63,503,090          55,138,092
                                                     -----------         -----------
         End of period (including distributions
            in excess of net investment income of
            $253,610 at June 30, 2000)...........    $99,022,452         $63,503,090
                                                     ===========         ===========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                               CLASS A
                                   -------------------------------------------------------------------------------------
                                                                                                             FOR THE
                                                                                                              PERIOD
                                                                                                            SEPTEMBER 2,
                                    FOR THE SIX                                                               1997'D'
                                   MONTHS ENDED            FOR THE YEAR ENDED DECEMBER 31,                    THROUGH
                                   JUNE 30, 2000   -----------------------------------------------          DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:    (UNAUDITED)            1999                        1998                    1997
--------------------------------   -------------   --------------------       --------------------         ------------
Net asset value, beginning of
  period....................           $9.03              $10.31                     $ 12.32                  $11.46
                                       -----              ------                     -------                  ------
Income from investment
  operations:
    Net investment income.              0.32                0.76                        0.73                    0.25
    Net realized and unrealized
      gain/(loss) on
      investments...........            0.94               (1.32)                      (2.00)                   0.83
                                       -----              ------                     -------                  ------
        Total from investment
          operations........            1.26               (0.56)                      (1.27)                   1.08
                                       -----              ------                     -------                  ------
Less dividends and distributions
  to shareholders from:
    Net investment income...           (0.34)              (0.60)                      (0.51)                  (0.17)
    Net realized gain on
      investments...........              --                  --                          --                   (0.03)
    Tax return of capital...              --               (0.12)                      (0.23)                  (0.02)
                                       -----              ------                     -------                  ------
        Total dividends and
          distributions to
          shareholders......           (0.34)              (0.72)                      (0.74)                  (0.22)
                                       -----              ------                     -------                  ------
Net asset value, end of
  period....................           $9.95              $ 9.03                     $ 10.31                  $12.32
                                       =====              ======                     =======                  ======
--------------------------------------------------------------------------------------------------------------------
Total investment return.....           14.20%(2)          - 5.42%                    - 10.56%(1)                9.46%(1)(2)
                                       =====              ======                     =======                  ======
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period
      (in millions).........           $40.1              $ 26.0                     $ 31.6                   $ 34.6
                                       =====              ======                     =======                  ======
    Ratios of expenses to average
      daily net assets (before
      expense reduction)....            1.69%(3)            1.70%                       1.92%                   3.49%(3)
                                       =====              ======                     =======                  ======
    Ratios of expenses to average
      daily net assets (net of
      expense reduction)....            1.66%(3)            1.60%                       1.49%                   1.50%(3)
                                       =====              ======                     =======                  ======
    Ratio of net investment income to
      average daily net
      assets (before expense
      reduction)............            7.19%(3)            7.50%                       5.89%                   9.47%(3)
                                       =====              ======                     =======                  ======
    Ratio of net investment income to
      average daily net
      assets (net of expense
      reduction)............            7.22%(3)            7.60%                       6.32%                  11.46%(3)
                                       =====              ======                     =======                  ======
    Portfolio turnover rate.           16.23%(2)           62.51%                      96.47%                  87.20%(2)
                                       =====              ======                     =======                  ======

---------
'D'  Commencement of operations.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2)  Not annualized.
(3)  Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                             CLASS B
                                                         ------------------------------------------------
                                                                                               FOR THE
                                                                                                PERIOD
                                                          FOR THE SIX                        JANUARY 15*
                                                         MONTHS ENDED         FOR THE          THROUGH
                                                         JUNE 30, 2000      YEAR ENDED       DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)    DECEMBER 31, 1999       1998
--------------------------------                         -------------   -----------------   ------------
Net asset value, beginning of period...................     $ 8.98            $10.27           $ 12.35
                                                            ------            ------           -------
Income from investment operations:
    Net investment income..............................       0.29              0.68              0.64
    Net realized and unrealized gain/(loss) on
      investments......................................       0.93             (1.29)            (2.01)
                                                            ------            ------           -------
        Total from investment operations...............       1.22             (0.61)            (1.37)
                                                            ------            ------           -------
Less dividends and distributions to shareholders from:
    Net investment income..............................      (0.34)            (0.56)            (0.49)
    Net realized gain on investments...................         --                --                --
    Tax return of capital..............................         --             (0.12)            (0.22)
                                                            ------            ------           -------
        Total dividends and distributions to
          shareholders.................................      (0.34)            (0.68)            (0.71)
                                                            ------            ------           -------
Net asset value, end of period.........................     $ 9.86            $ 8.98           $ 10.27
                                                            ======            ======           =======
------------------------------------------------------------------------------------------------------
Total investment return................................      13.83%(2)        - 5.98%          - 11.37%(1)(2)
                                                            ======            ======           =======
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions)............     $ 19.8            $ 15.1           $  10.1
                                                            ======            ======           =======
    Ratios of expenses to average daily net assets
      (before expense reduction).......................       2.36%(3)          2.40%             2.60%(3)
                                                            ======            ======           =======
    Ratios of expenses to average daily net assets
      (net of expense reduction).......................       2.33%(3)          2.26%             2.15%(3)
                                                            ======            ======           =======
    Ratio of net investment income to average daily net
      assets (before expense reduction)................       6.49%(3)          7.09%             5.99%(3)
                                                            ======            ======           =======
    Ratio of net investment income to average daily net
      assets (net of expense reduction)................       6.52%(3)          7.23%             6.44%(3)
                                                            ======            ======           =======
    Portfolio turnover rate............................      16.23%(2)         62.51%            96.47%(2)
                                                            ======            ======           =======

---------
 *  Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                             CLASS C
                                                         ------------------------------------------------
                                                                                               FOR THE
                                                                                                PERIOD
                                                          FOR THE SIX                        JANUARY 14*
                                                         MONTHS ENDED         FOR THE          THROUGH
                                                         JUNE 30, 2000      YEAR ENDED       DECEMBER 31,
PER SHARE OPERATING PERFORMANCE                           (UNAUDITED)    DECEMBER 31, 1999       1998
-------------------------------                          -------------   -----------------   ------------
Net asset value, beginning of period...................     $ 8.97            $10.26           $ 12.31
                                                            ------            ------           -------
Income from investment operations:
    Net investment income..............................       0.30              0.68              0.64
    Net realized and unrealized gain/(loss) on
      investments......................................       0.92             (1.29)            (1.97)
                                                            ------            ------           -------
        Total from investment operations...............       1.22             (0.61)            (1.33)
                                                            ------            ------           -------
Less dividends and distributions to shareholders from:
    Net investment income..............................      (0.34)            (0.56)            (0.49)
    Net realized gain on investments...................         --                --                --
    Tax return of capital..............................         --             (0.12)            (0.23)
                                                            ------            ------           -------
        Total dividends and distributions to
          shareholders.................................      (0.34)            (0.68)            (0.72)
                                                            ------            ------           -------
Net asset value, end of period.........................     $ 9.85            $ 8.97           $ 10.26
                                                            ======            ======           =======
------------------------------------------------------------------------------------------------------
Total investment return................................      13.84%(2)        - 5.99%            11.08%(1)(2)
                                                            ======            ======           =======
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions)............     $ 27.3            $ 19.6           $  13.2
                                                            ======            ======           =======
    Ratios of expenses to average daily net assets
      (before expense reduction).......................       2.36%(3)          2.39%             2.59%(3)
                                                            ======            ======           =======
    Ratios of expenses to average daily net assets
      (net of expense reduction).......................       2.33%(3)          2.25%             2.15%(3)
                                                            ======            ======           =======
    Ratio of net investment income to average daily net
      assets (before expense reduction)................       6.47%(3)          7.09%             6.13%(3)
                                                            ======            ======           =======
    Ratio of net investment income to average daily net
      assets (net of expense reduction)................       6.50%(3)          7.23%             6.57%(3)
                                                            ======            ======           =======
    Portfolio turnover rate............................      16.23%(2)         62.51%            96.47%(2)
                                                            ======            ======           =======

---------
 *  Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                             CLASS I
                                                         ------------------------------------------------
                                                                                               FOR THE
                                                                                                PERIOD
                                                          FOR THE SIX                          JULY 15*
                                                         MONTHS ENDED         FOR THE          THROUGH
                                                         JUNE 30, 2000      YEAR ENDED       DECEMBER 31,
PER SHARE OPERATING PERFORMANCE                           (UNAUDITED)    DECEMBER 31, 1999       1998
-------------------------------                          -------------   -----------------   ------------
Net asset value, beginning of period...................     $ 9.00            $10.28           $ 11.99
                                                            ------            ------           -------
Income from investment operations:
    Net investment income..............................       0.39              0.72              0.35
    Net realized and unrealized gain/(loss) on
      investments......................................       0.90             (1.25)            (1.62)
                                                            ------            ------           -------
        Total from investment operations...............       1.29             (0.53)            (1.27)
                                                            ------            ------           -------
Less dividends and distributions to shareholders from:
    Net investment income..............................      (0.34)            (0.62)            (0.20)
    Net realized gain on investments...................         --                --                --
    Tax return of capital..............................         --             (0.13)            (0.24)
                                                            ------            ------           -------
        Total dividends and distributions to
          shareholders.................................      (0.34)            (0.75)            (0.44)
                                                            ------            ------           -------
Net asset value, end of period.........................     $ 9.95            $ 9.00           $ 10.28
                                                            ======            ======           =======
------------------------------------------------------------------------------------------------------
Total investment return................................      14.59%(2)        - 5.12%          - 10.59%(1)(2)
                                                            ======            ======           =======
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions)............     $ 11.8            $  2.8           $   0.3
                                                            ======            ======           =======
    Ratios of expenses to average daily net assets
      (before expense reduction).......................       1.39%(3)          1.34%             1.54%(3)
                                                            ======            ======           =======
    Ratios of expenses to average daily net assets
      (net of expense reduction).......................       1.34%(3)          1.26%             1.16%(3)
                                                            ======            ======           =======
    Ratio of net investment income to average daily net
      assets (before expense reduction)................       8.86%(3)          9.13%             7.48%(3)
                                                            ======            ======           =======
    Ratio of net investment income to average daily net
      assets (net of expense reduction)................       8.91%(3)          9.21%             7.86%(3)
                                                            ======            ======           =======
    Portfolio turnover rate............................      16.23%(2)         62.51%            96.47%(2)
                                                            ======            ======           =======

---------
 *  Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Equity Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Fixed income securities are stated on the basis of valuations provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividends may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 2000, the Fund amortized $12,112 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 2000, the Fund incurred $287,099 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Fund has paid the Adviser $1,781 in fees under this administration agreement.

    In addition, Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steer Realty Income Fund, Inc. (the "Funds") have entered into a fund accounting, transfer agency and sub-administration agreement

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

with Chase Manhattan Bank ("Chase") pursuant to which an affiliate of Chase performs administration functions for the Fund. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount.

    Distribution Fees: Cohen & Steers Securities, Inc. (the "Distributor"), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.

    The Fund has adopted a Distribution Plan (the "Plan") on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the six months ended June 30, 2000, the Fund has paid $182,544 in fees under the Plan.

    Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid $63,458 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $17,023 for the six months ended June 30, 2000.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2000 totaled $38,156,069 and $12,051,754, respectively.

    At June 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.....................................  $99,128,140
                                                     -----------
Gross unrealized appreciation......................  $ 5,750,426
Gross unrealized depreciation......................  $(5,437,048)
                                                     -----------
Net unrealized appreciation........................  $   313,378
                                                     ===========

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                     FOR THE                    FOR THE
                                SIX MONTHS ENDED              YEAR ENDED
                                  JUNE 30, 2000            DECEMBER 31, 1999
                             -----------------------   -------------------------
                              SHARES       AMOUNT        SHARES        AMOUNT
                             ---------   -----------   ----------   ------------
CLASS A:
Sold.......................  1,723,834   $16,077,337    1,210,999   $ 11,853,588
Issued as reinvestment of
  dividends................     37,807       355,685       76,115        704,671
Redeemed...................   (606,603)   (5,637,186)  (1,476,936)   (14,412,028)
                             ---------   -----------   ----------   ------------
Net increase/(decrease)....  1,155,038   $10,795,836     (189,822)  $ (1,853,769)
                             =========   ===========   ==========   ============

                                       FOR THE                 FOR THE
                                  SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 2000         DECEMBER 31, 1999
                                ---------------------   ----------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
                                --------   ----------   --------   -----------
CLASS B:
Sold..........................   501,699   $4,831,403    931,595   $ 9,074,475
Issued as reinvestment of
  dividends...................     4,262       40,210      7,295        67,734
Redeemed......................  (183,187)  (1,698,485)  (237,412)   (2,272,888)
                                --------   ----------   --------   -----------
Net increase..................   322,774   $3,173,128    701,478   $ 6,869,321
                                ========   ==========   ========   ===========

                                       FOR THE                  FOR THE
                                  SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 2000          DECEMBER 31, 1999
                                ---------------------   -----------------------
                                 SHARES      AMOUNT      SHARES       AMOUNT
                                --------   ----------   ---------   -----------
CLASS C:
Sold..........................   943,781   $8,849,356   1,864,885   $18,374,227
Issued as reinvestment of
  dividends...................     9,043       84,960      14,281       132,084
Redeemed......................  (366,922)  (3,319,782)   (970,253)   (8,987,021)
                                --------   ----------   ---------   -----------
Net increase..................   585,902   $5,614,534     908,913   $ 9,519,290
                                ========   ==========   =========   ===========

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                        FOR THE                FOR THE
                                    SIX MONTHS ENDED          YEAR ENDED
                                     JUNE 30, 2000        DECEMBER 31, 1999
                                  --------------------   --------------------
                                  SHARES      AMOUNT     SHARES      AMOUNT
                                  -------   ----------   -------   ----------
CLASS I:
Sold............................  877,033   $7,911,660   304,835   $3,051,047
Issued as reinvestment of
  dividends.....................   17,680      175,300     2,989       27,276
Redeemed........................  (18,031)    (160,377)  (28,923)    (276,803)
                                  -------   ----------   -------   ----------
Net increase....................  876,682   $7,926,583   278,901   $2,801,520
                                  =======   ==========   =======   ==========

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended June 30, 2000, the Fund's expenses were reduced by $12,595 under this arrangement.

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $200,000,000. The loan, if used, will be collateralized by the Fund's portfolio. During the six months ended June 30, 2000, the Fund did not have any loans outstanding.

                              -------------------

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                   (PERIODS ENDED JUNE 30, 2000) (UNAUDITED)

                      ONE YEAR            SINCE INCEPTION (9/2/97)
            --------------------------  --------------------------
             INCLUDING     EXCLUDING     INCLUDING     EXCLUDING
            SALES CHARGE  SALES CHARGE  SALES CHARGE  SALES CHARGE
            ------------  ------------  ------------  ------------
               - 6.51%       1.99%        - 1.10%        1.99%

    Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISER
Director and Chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and President                   (212) 832-3232

Gregory C. Clark                         SUB-ADMINISTRATOR AND TRANSFER AGENT
Director                                 Chase Global Funds Services Co.
                                         73 Tremont Street
George Grossman                          Boston, MA 02108
Director                                 (800) 437-9912

Jeffrey H. Lynford                       CUSTODIAN
Director                                 The Chase Manhattan Bank
                                         One Chase Manhattan Plaza
Willard H. Smith, Jr.                    New York, NY 10081
Director
                                         LEGAL COUNSEL
Elizabeth O. Reagan                      Simpson Thacher & Bartlett
Vice President                           425 Lexington Avenue
                                         New York, NY 10017
Adam Derechin
Vice President and Assistant Treasurer   DISTRIBUTOR
                                         Cohen & Steers Securities, Inc.
Lawrence B. Stoller                      757 Third Avenue
Assistant Secretary                      New York, NY 10017

                                         NASDAQ Symbol: Class A - CSEIX
                                                        Class B - CSBIX
                                                        Class C - CSCIX
                                                        Class I - CSDIX

                                         Website: www.cohenandsteers.com

                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Equity Income Fund, Inc. unless
                                         accompanied or preceded by the delivery
                                         of a currently effective prospectus
                                         setting forth details of the Fund. Past
                                         performance is of course no guarantee
                                         of future results and your investment
                                         may be worth more or less at the time
                                         you sell.

--------------------------------------------------------------------------------
                                       20



                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'
The double dagger symbol shall be expressed as..............................'DD'
The division sign shall be expressed as....................................[div]